A X A L T A C O A T I N G S Y S T E M S Q2 2016 FINANCIAL RESULTS July 26, 2016 Exhibit 99.2

AXALTA COATING SYSTEMS Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2016 financial projections, including execution on our 2016 goals as well as 2016 net sales, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, income tax rate, as adjusted, diluted shares, capital expenditures, depreciation and amortization, working capital, cost savings and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt may differ from that of others in our industry. Constant currency net sales, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. The company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis where it is unable to provide a meaningful or accurate calculation or estimate of reconciling items and the information is not available without reasonable effort. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts, and prior year financial results, providing a measure that management believes reflects the Company’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. 2 Legal Notices

AXALTA COATING SYSTEMS Q2 2016 Highlights  Solid Q2 financial results  Solid net sales of $1,065.1 million – volume and price up 4.2% YoY, offset by foreign currency translation impact  Net income attributable to Axalta of $48.5 million (Q2 2015 loss of $25.1 million); Adjusted EBITDA of $252.6 million versus $255.5 million in Q2 2015  Operating progress highlights  Operations moving forward under new leadership; launched initiative to improve product throughput in Montbrison, France powder facility  Productivity improvement initiatives on track for full year target of $60 million  Balance sheet & cash flow on track  Cash from operations of $197.3 million versus $103.7 million last year  $100 million debt pre-payment made in April; over $800 million in liquidity available  M&A Activity  Announced three tuck-in deals; strong anticipated returns on investment expected  Results on track to meet our projections  No change to guidance metrics for full year  Continued Industrial market outperformance expected; also share gains in Refinish and Light Vehicle expected to drive volume growth in 2H 2016 3

AXALTA COATING SYSTEMS Q2 Consolidated Results Financial Performance Commentary Net Sales Variance +2.8% +1.4% (6.9%) (2.7%) $1,065 $1,094 Q2 2016 FX Volume Price Q2 2015 4 Strong net sales performance  Continued net sales growth in North America and EMEA, while emerging market economies remain challenged  Volume growth across all regions in Performance Coatings; Transportation Coatings driven largely by North America and EMEA  Positive pricing contribution from both segments, led by North America and Latin America  6.9% unfavorable currency impact largely from Latin America ($ in millions) 2016 2015 Incl. F/X Excl. F/X Performance 632 639 (1.0%) 7.8% Transportation 433 455 (4.9%) (0.7%) Net Sales 1,065 1,094 (2.7%) 4.2% Net Income(1) 49 (25) Adjusted EBITDA 253 256 (1.1%) (1) Represents Net Income attributable to Axalta Q2 % Change

AXALTA COATING SYSTEMS Q2 Performance Coatings Results Financial Performance Commentary Net Sales Variance +5.9% +1.9% (8.8%) (1.0%) $632 $639 Price Q2 2016 FX Q2 2015 Volume 5 Solid net sales led by Refinish volumes  Strong volume growth in Refinish across all regions; Industrial growth driven by EMEA and Asia Pacific  Price increases in Refinish in most regions  8.8% unfavorable currency impact principally from Latin America Adjusted EBITDA margin remains very strong  Adjusted EBITDA margin slightly below Q2 2015 but remains strong, benefiting from increased volumes, favorable price realization, and some ongoing variable margin benefits, offset by currency translation impact and increased operating expense to support growth Q2 ($ in millions) 2016 2015 Incl. F/X Excl. F/X Refinish 449 460 (2.5%) 9.3% Industrial 183 179 2.6% 3.7% Net Sales 632 639 (1.0%) 7.8% Adjusted EBITDA 157 162 (3.0%) % margin 24.9% 25.4% % Change

AXALTA COATING SYSTEMS Q2 Transportation Coatings Results Financial Performance Commentary Net Sales Variance (1.5%) +0.8% (4.9%) $433 $455 Q2 2015 Q2 2016 Price FX Volume 6 Net sales pressured by Commercial volumes  Strong volume growth in North America and EMEA Light Vehicle, offset largely by lower volumes in Latin America and Asia Pacific  Lower volumes in Commercial Vehicle driven by heavy truck and other vehicle markets  Modest increase in price for the segment  4.2% unfavorable currency translation largely from emerging market exposures Adjusted EBITDA margin up 150 bps  Adjusted EBITDA margin benefited from price improvement and some additional variable cost savings (4.2%) ($ in millions) 2016 2015 Incl. F/X Excl. F/X Light Vehicle 344 347 (0.8%) 1.5% Commercial Vehicle 89 108 (18.0%) (8.3%) Net Sales 433 455 (4.9%) (0.7%) Adjusted EBITDA 95 93 2.0% % margin 22.0% 20.5% Q2 % Change

AXALTA COATING SYSTEMS Debt and Liquidity Summary Capitalization 7 Net Leverage (1) Assumes exchange rate of $1.11 USD/Euro (2) Indebtedness per balance sheet less cash & cash equivalents divided by LTM Q2 2016 Adjusted EBITDA ($ in millions) @ 6/30/2016 Maturity Cash and Cash Equivalents $480 Debt: Revolver ($400 million capacity) - 2018 First Lien Term Loan (USD) 1,890 2020 First Lien Term Loan (EUR) (1) 420 2020 Senior Secured Notes (EUR) (1) 271 2021 Total Senior Secured Debt $2,581 Senior Unsecured Notes (USD) 737 2021 Other Borrowings 36 Total Debt $3,353 Total Net Debt $2,873 LTM Adjusted EBITDA $877 Credit Statistics: Total Net Leverage (2) 3.3x 5.6x 5.1x 5.0x 4.6x 4.5x 4.3x 4.1x 3.8x 4.0x 3.7x 3.7x 3.4x 3.5x 3.3x At LBO Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2013 2014 2015 2016

AXALTA COATING SYSTEMS Full Year 2016 Guidance 8 2016 Benefits from Ongoing Growth and Maturity of Productivity Programs  Net sales expected to be essentially flat as- reported based on anticipated currency headwinds; constant currency net sales expected to benefit from volume growth and positive pricing  Margin expansion expected to continue, driven by volume, price, and cost reduction  Tailwinds from volume growth, ongoing productivity and variable cost savings  Tax rate, as adjusted, expected to come down in 2016 from specific actions taken  Working capital stable in 2016, with free cash flow expected to rise  Capex is consistent; includes large discretionary component ($ millions) 2015A 2016E Net Sales (Excl.-FX) +5% +4-6% Working Capital / Sales 12% 11-13% Tax Rate, As Adjusted 30% 25-27% Diluted Shares (millions) 240 242-245 Comments on Drivers Capital Expenditures $138 ~$150 Interest Expense $197 $180-190 Adjusted EBITDA $867 $900-940 D&A $310 $320 Net Sales -6% @ 0%

Appendix

AXALTA COATING SYSTEMS Key Goals For 2016 Stated Objective Comments Grow the Business Productivity Initiatives to Improve Cost Structure Focus on Operating Improvement Extend Core Strengths & Globalize • Flat net sales; growth of 4-6% ex-currency • Expect to outgrow our end-markets • $60 million in combined 2016 cost savings • Axalta Way expected to ramp up in 2016 • New capacity ramps continue, opportunity to refine our operating strengths • Strong global foundation, see opportunity to extend further Continue High IRR Investment Projects • Expansion projects largely completed • Productivity & growth capex remain in high gear 10 M&A Interest Increasing • Continue to participate in attractive bolt-on M&A FCF & Debt Paydown Still A Priority • Expect solid progress in reducing our leverage ratios

AXALTA COATING SYSTEMS Full Year 2016 Assumptions  Global GDP growth of approximately 2.5%  Global industrial production growth of approximately 1.1%  Global auto build growth of approximately 3.2%  Modest benefit from lower oil prices given the extended supply chain in key raw materials and category- specific supply and demand dynamics Currency 2016 % Axalta Net Sales Rates Used in Initial 2016 Guidance Rates Used in Current 2016 Guidance % Change in F/X Rate US$ per Euro ~27% 1.05 1.11 5.7% Chinese Yuan per US$ ~13% 6.60 6.57 0.5% Mexican Peso per US$ ~2% 17.00 18.23 (6.7%) Brazilian Real per US$ ~3% 4.30 3.60 19.4% Venezuelan Bolivar per US$ ~3% 237.50 619.71 (61.7%) Russian Ruble per US$ ~1% 70.00 68.47 2.2% Currency Assumptions Macroeconomic Assumptions 11

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 12 LTM ($ in millions) FY 2015 Q1 2015 Q2 2015 Q1 2016 Q2 2016 6/30/2016 Net Income (Loss) $98 $47 (24) $31 $50 $156 Interest Expense 197 50 49 50 48 196 Provision for Income Taxes 63 1 30 15 20 67 Depreciation & Amortization 308 73 78 76 79 312 Reported EBITDA $665 $171 $132 $171 $197 $730 A Debt extinguishment 3 - - - 2 5 B Foreign exchange remeasurement losses 94 9 58 8 18 53 C Long-term employee benefit plan adjustments - - - 1 1 2 D Termination benefits and other employee related costs 36 4 15 2 7 26 E Consulting and advisory fees 24 3 7 3 3 20 F Transition-related costs (3) - - - - (3) G Offering and transactional costs (1) (4) - - 1 4 H Stock-based compensation 30 2 12 10 11 37 I Other adjustments (6) 1 2 2 2 (5) J Dividends in respect of noncontrolling interest (5) (4) (1) (2) - (2) K Asset impairment 31 - 31 - 11 11 Total Adjustments $202 $11 $124 $24 $56 $147 Adjusted EBITDA $867 $182 $256 $195 $253 $877

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) A. In FY 2015 and 2Q 2016, we prepaid $100.0 million of the outstanding principal on the New Dollar Term Loan and recorded non-cash pre-tax losses on extinguishment of $3 million and $2 million, respectively. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of gains associated with our foreign currency instruments used to hedge our balance sheet exposures. Venezuela represented a gain of $1 million, and losses of $56 million, $7 million and $16 million for the periods 1Q 2015, 2Q 2015, 1Q 2016, and 2Q 2016. C. Eliminates the non-cash, non-service cost components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits and other employee-related costs including our initiative to improve overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents non-recurring charges associated with the transition from DuPont to a standalone entity, including branding and marketing costs, information technology related costs and facility transition costs. G. Represents costs associated with the secondary offerings of our common shares by Carlyle, acquisition-related costs, including a $5.4 million gain recognized during 1Q 2015 resulting from the remeasurement of our previously held interest in an equity method investee upon the acquisition of a controlling interest, and costs associated with changes in the fair value of contingent consideration associated with our acquisitions, all of which are not considered indicative of our ongoing operating performance. H. Represents costs associated with stock-based compensation, including $8 million of expense during 2Q 2015 attributable to the accelerated vesting of all issued and outstanding stock options issued under the 2013 Plan as a result of the Change in Control. I. Represents costs for certain unusual or non-operational (gains) and losses, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our 2015 acquisitions. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are not considered indicative of our ongoing operating performance. K. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $31 million and $11 million during Q2 2015 and Q2 2016, respectively. 13

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